Significant events and transaction related to the three-month period ended June 30, 2025	6 Months Ended
Jun. 30, 2025
Significant Events And Transaction Related To Three-month Period Ended June 30 2025
Significant events and transaction related to the three-month period ended June 30, 2025

3. Significant events and transaction related to the three-month period ended June 30, 2025

•	Shareholder remuneration – In July 2025 (subsequent event), the Board of Directors approved shareholder remuneration in the amount of US$1,448 (R$8,091 million), which will be paid in September 2025. Further details are presented in note 28(c) of these interim financial statements.
•	Debentures public offering – In June 2025, the Company issued Debentures of US$1,080 (R$6 billion), maturing in 2032, 2035 and 2037. Further details are presented in note 9(c) of these interim financial statements.